================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 17, 2003


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


   MARYLAND                           0-16421                   52-1518642
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




================================================================================

ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 AND 12.     NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            Exhibit 99.1  Earnings release for the quarter ended March 31, 2003.

            Exhibit 99.2 Financial tables in connection with the Company's April 17, 2003, earnings conference call.

ITEM 9.     REGULATION FD DISCLOSURE
            ------------------------

      This amendment is filed to include financial tables inadvertently excluded from the Company's earnings release for the quarter ended March 31, 2002, included as Exhibit 99.1 to the Company's Form 8-K filed on April 16, 2003. The earnings release for the quarter ended March 31, 2003 is filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

      The information included in Exhibit 99.1 is being furnished pursuant to
Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

      Also included in this filing are additional financial tables being posted to the Company's website on April 17, 2003, in connection with the Company's April 17, 2003 earnings conference call. The financial tables are filed as
Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

      The information included in Exhibit 99.2 is being furnished pursuant to
Item 9 of Form 8-K.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROVIDENT BANKSHARES CORPORATION


                                  By:  /s/ Gary N. Geisel
                                       -----------------------------------------
                                       Gary N. Geisel
                                       Chairman of the Board and Chief Executive
                                       Officer

Date:  April 17, 2003

                                  EXHIBIT INDEX
                                  -------------



     EXHIBIT NO.                       DESCRIPTION
     -----------                       -----------

        99.1          Earnings release for the quarter ended March 31, 2003.

        99.2 Financial tables in connection with the Company's April 17, 2003, earnings conference call.